Investor Presentation December 10, 2019

Safe Harbor Statement Cautionary Note Regarding Forward‐Looking Statements The information contained in this presentation may contain forward‐looking statements. When used or incorporated by reference in disclosure documents, the  words “believe,” “anticipate,” “estimate,” “expect,” “project,” “target,” “goal” and similar expressions are intended to identify forward‐looking statements within  the meaning of section 27A of the Securities Act of 1933 and section 21E of the Securities Exchange Act of 1934. Such forward‐looking statements are subject to  certain risks, uncertainties and assumptions, including but not limited to those set forth below: • Operating, legal and regulatory risks;   • Economic, political and competitive forces impacting various lines of business;  • Legislative, regulatory and accounting changes;  • Demand for our financial products and services in our market area;  • Volatility in interest rates;  • Fluctuations in real estate values in our market area; • The composition and credit quality of our loan and investment portfolios;  • Changes in the level and direction of loan delinquencies and charge‐offs and changes in estimates of the adequacy of the allowance for loans losses; • Our ability to access cost‐effective funding;  • Our ability to continue to implement our business strategies;  • Our ability to manage market risk, credit risk and operational risk;  • Timing of revenues and expenditures;  • Return on investment decisions;   • System failures or cyber‐security breaches of our information technology infrastructure and those of our third‐party service providers; • Our ability to retain key employees;  • Other risks and uncertainties, including those occurring in the U.S. and world financial systems; and  • The risk that our analysis of these risks and forces could be incorrect and/or that the strategies developed to address them could be unsuccessful.  Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those  anticipated, estimated, expected or projected. These and other risk factors are more fully described in this presentation and in the Univest Financial Corporation  Annual Report on Form 10‐K for the year ended December 31, 2018 under the section entitled "Item 1A ‐ Risk Factors," and from time to time in other filings made  by the Corporation with the SEC. These forward‐looking statements speak only at the date of the report. The Corporation expressly disclaims any obligation to publicly release any updates or  revisions to reflect any change in the Corporation’s expectations with regard to any change in events, conditions or circumstances on which any such statement is  based. 2

Univest Company Overview . Headquartered in Souderton, Pennsylvania (Montgomery County) . Bank founded in 1876, holding company formed in 1973 . Engaged in financial services business, providing full range of banking,  insurance and wealth management services . Comprehensive financial solutions delivered locally . Experienced management team with proven performance track record . Serving twelve counties in the Southeastern and Central regions of  Pennsylvania and two counties in South Jersey . Customer base primarily consists of individuals, businesses, municipalities  and nonprofit organizations . Operating leverage and scale with $5.4 billion of bank assets, $3.6 billion of  wealth AUM and agent for $180 million of underwritten insurance premiums . Most recent acquisition was July 1, 2016 (Fox Chase Bank with $1.0 billion of assets) . Strong organic growth since July 1, 2016, primarily driven by Central PA lift‐out (Q2 2016) 3

2019 Strategy . Continue to take advantage of market dislocation and focus on hiring commercial  lenders including potential team lift‐outs . Hired 8 individuals including 5 relationship managers/business developers in the Western  Lancaster County/York County Market in March 2019 . Hired 3 relationship managers in the South Jersey suburbs of Philadelphia in April 2019 . Focus primarily on Commercial Loan organic growth (Target total annual portfolio  growth of 9%) . Opportunistic, but disciplined, approach to Wealth and Insurance acquisitions . Continued investment in digital and infrastructure technology and customer  relationship management tools . Multi‐prong approach to deposits: . Commercial customers . Comprehensive Cash Management offerings . Municipalities, Counties and Authorities (Public Funds) . Retail promotions . Brokered 4

Attractive Investment Opportunity . Super‐Community Bank located in attractive Southeastern Pennsylvania market . Diversified lines of business and revenue streams (targeting 28 – 30% of total  revenue for 2019) . Ability to scale and obtain operating leverage . Strong year‐to‐date 2019 earnings performance: . ROAA of 1.30% . ROAE of 10.4% . ROTE of 14.3%(3) . Dividend Yield of 3.08% (1) . Attractive valuation – . 12.1x Projected 2020 EPS (1)(2) . 1.56x Tangible Book Value per Share (1)(4) (1) Based on price of $25.99 (represents 12/2/19 closing price).  (2) Based on analyst average consensus of $2.14 EPS for 2020 (KBW projection of $2.08, Sandler projection of $2.15 and Raymond James projection of $2.20 [initiated  coverage on 11/25/19]).  (3) Calculated using “Average Tangible Common Equity” which is a Non‐GAAP measure. Refer to appendix for reconciliation. (4) Calculated using “Tangible Common Equity” which is a Non‐GAAP measure. Refer to appendix for reconciliation.  5

SUMMARY FINANCIAL DATA

Core Diluted Earnings Per Share* (16.5% Core EPS growth from YTD 9/30/17 to YTD 9/30/19)  $0.60 $0.58 $0.57  $0.55 $0.56 $0.55  $0.50 $0.51 $0.47  $0.45 $0.46 $0.42  $0.40 $0.41 $0.41 $0.41  $0.35 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2017 2017 2017 2017 2018 2018 2018 2018 2019 2019 2019 *Calculated using "Core Net Income Allocated to Common Shares" which is a Non‐GAAP measure.  Refer to appendix for reconciliation. Note: Graph begins with March 2017, representing first quarter subsequent to Fox Chase Bank acquisition with no transaction related costs. 7

Tangible Book Value Per Share* (Target 8‐10% Annual Growth(1))  $17.00 $16.64   $16.00 $16.20  $15.72   $15.00 $15.25  $14.83  $14.54  Benefit of 12/2017 $14.51  $14.44   $14.00 Capital Raise = $1.21  $13.00 $13.23  $13.06  $12.75  $12.38   $12.00  $11.00 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2017 2017 2017 2017 2018 2018 2018 2018 2019 2019 2019 *Calculated using "Tangible Common Equity" which is a Non‐GAAP measure.  Refer to appendix for reconciliation. (1) Assume no Wealth or Insurance acquisitions. 8

Significant Growth in ROAA & ROTE Core ROAA* Core ROTE** 1.75% 18.00% 1.50% 16.00% 1.25% 14.00% 1.00% 12.00% 0.75% 10.00% 0.50% 0.25% 8.00% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2017 2017 2017 2017 2018 2018 2018 2018 2019 2019 2019 2017 2017 2017 2017 2018 2018 2018 2018 2019 2019 2019 *Calculated using "Core Net Income" which is a Non‐GAAP measure.   **Calculated using "Core Net Income" and "Average Tangible Common Equity"  Refer to appendix for reconciliation. which are Non‐GAAP measures.  Refer to appendix for reconciliation. 9

Loan Growth by Segment Loan Detail $'s in millions  $4,000,000  $3,000,000  $2,000,000  $1,000,000  $‐ Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2016 2016 2016 2017 2017 2017 2017 2018 2018 2018 2018 2019 2019 2019 Proforma* Commercial, financial and agricultural Commercial Real Estate Real Estate ‐ Residential Loans to Individuals Lease Financings *Includes Fox Chase Bank, which was acquired on July 1, 2016 10

Deposit Growth by Segment Deposit Detail $'s in 000s  $4,000,000  $3,000,000  $2,000,000  $1,000,000  $‐ Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2016 2016 2016 2017 2017 2017 2017 2018 2018 2018 2018 2019 2019 2019 Proforma* DD, Noninterest‐Bearing DD, Interest‐Bearing Regular Savings Time Deposits *Includes Fox Chase Bank, which was acquired on July 1, 2016 11

Net Interest Income (Asset Sensitive) Core Net Interest Margin* (1) (Excludes Purchase Accounting)  45,000 3.80% 3.75%  40,000 3.74% 3.70% 3.71% 3.70% 3.70% Margin*(1)   000s    35,000 3.68% 3.65% in   Core 3.66%   $s 3.64% 3.64% 3.62% 3.60% 3.61%  30,000 Proforma 3.55%  25,000 3.52% 3.50% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2017 2017 2017 2017 2018 2018 2018 2018 2019 2019 2019 Core Net Interest Income (1) Proforma Core Margin*(1) *Proforma tax equivalent margin calculation excludes purchase accounting accretion and is based upon a proforma 21% tax rate for all periods presented (1) Calculated using “Core Net Interest Income” which is a Non‐GAAP measure.  See appendix for reconciliation. Note: Q2 2019 and Q3 2019 Core Net Interest Margin was reduced by approximately 5bp and 13bp, respectively, due to excess liquidity. 12

Efficiency Ratios – Continued Improvement 70.0% UVSP pays a Bank Share Tax rather than  Bank Income Tax to the Commonwealth  of Pennsylvania. This amount is included  YTD 2018 in noninterest expense and overstates  our efficiency ratio by approximately  YTD 2017 160 bp compared to other banks that do  not have this tax. 65.0% 64.2% 63.9% YTD 2019 62.8% 62.6% 61.7% 61.3% 61.0% 60.8% 59.7% 60.0% UVSP’s effective tax rate  would be approximately  500 bp higher if the Bank  Shares Tax was included  in income tax expense. 55.0% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2017 2017 2017 2017 2018 2018 2018 2018 2019 2019 2019 Financial Statement Efficiency Ratio (Noninterest Expense/Total Revenue As Reported) Core Tax Adjusted Efficiency Ratio (Core Noninterest Expense/Tax Equivalent Revenue)*,** Efficiency Ratio (Core Noninterest Expense Excluding PA Shares Tax/Tax Equivalent Revenue)*,** *Non‐GAAP measure.  Refer to appendix for reconciliation. **Based upon a proforma 21% tax rate for all periods presented. 13

Stable Asset Quality Nonperforming Assets Nonaccrual Loans and Leases $s in 000s  $50,000 2.50%  $50,000 180.0% 2.00%  $40,000 Leases   150.0%  $40,000   and   1.50% Leases    $30,000 Loans   120.0% and 1.00%  $30,000   Average   Loans   /  $20,000   (000) 90.0%   0.50% offs $'s ‐  $20,000 accrual ‐  $10,000 60.0% non Charge   0.00%   /   Net  $10,000 ALLL  $‐ ‐0.50% 30.0% 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 2016 2016 2017 2017 2017 2017 2018 2018 2018 2018 2019 2019 2019 Other Real Estate Owned  $‐ 0.0% 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q Troubled Debt Restructured Loans and Leases 2016 2016 2017 2017 2017 2017 2018 2018 2018 2018 2019 2019 2019 Nonaccrual & 90+ Past Due Loans and Leases Ratio of Net Charge‐offs to Average Loans and Leases Nonaccrual Loans and Leases ALLL / nonaccrual loans and leases Nonperforming Assets to Total Assets 14

Strong Capital Ratios Provide for Operating Flexibility Univest Financial Corporation (Parent) Univest Bank & Trust Co. (Bank) (Cash Position of $78.0 million at 9/30/19) 15.0% 15.0% 13.81% 11.70% 10.0% 11.03% 10.50% 10.0% 10.95% 10.50% 9.97% 9.89% 8.50% 8.50% 5.0% 5.0% 5.00% 5.00% 0.0% 0.0% Tier 1 Tier 1 Total Tier 1 Tier 1 Total (Leverage) (Common/RBC) (RBC) (Leverage) (Common/RBC) (RBC) Required Capital Ratio with full Basel III phase‐in Required Capital Ratio with full Basel III phase‐in Univest Financial Corp (9/30/19) Univest Bank & Trust (9/30/19) 15

BUSINESS OVERVIEW

Univest Primary Service Area Twelve counties in Southeastern and Central Pennsylvania  and two counties in Southern New Jersey 17

Univest Financial Center Locations 18

Market Opportunity . With BB&T’s acquisitions of Susquehanna Bancshares and National Penn Bancshares and WSFS’ acquisition of  Beneficial, Univest is one of the three largest community focused financial institutions remaining headquartered  in the Philadelphia market (Bryn Mawr Trust and WSFS).  Only one of the three primarily located north of the  East/West Pennsylvania Turnpike. . Univest Bank and Trust Co. operates in twelve counties in Pennsylvania including: Bucks, Chester, Delaware,  Lehigh, Northampton, Montgomery, Lancaster, Berks, York, Philadelphia, Cumberland and Dauphin. . Of these twelve counties, the Univest financial center network is present in seven: Bucks, Montgomery,  Philadelphia, Chester, Lancaster, Lehigh and Northampton. Market Share (June 30, 2019) Market Market  # of  Deposits 6/2019 6/2018 Rank Branches Share % Share % Montgomery County 5th 13 $2.3B 7.8% 7.3% Bucks County 6th 11 $1.0B 5.3% 5.1% Philadelphia County 12th 6 $472M 1.0% 0.8% Lancaster County 13th 5 $264M 2.3% 1.3% 19

Executive Leadership Team Name Age Tenure (yrs.)  Title with Univest Jeffrey M. Schweitzer 46 12 President and CEO, Univest Financial Corporation Michael S. Keim 52 10 President, Univest Bank and Trust Co.  Executive Vice President, Chief Financial Officer (Former Fox Chase Director of  Brian J. Richardson 36 3 Accounting for five years) Megan D. Santana 44 3 Executive Vice President, Chief Risk Officer and General Counsel  Officer Duane J. Brobst 66 25 Senior Executive Vice President, Chief Credit Philip C. Jackson 70 14 President, Commercial Banking, Lehigh Valley Division President, Commercial Banking, Delaware Valley Division (Former Fox Chase Chief  Michael S. Fitzgerald 56 3 Lending Officer for seven years) Thomas J. Jordan 52 3 President, Commercial Banking, Central PA Division Ronald R. Flaherty 52 10 President, Univest Insurance, Inc. Kevin B. Norris 61 5 President, Girard (Univest Wealth Management Division)  Inc. William J. Clark 55 13 President, Univest Capital, Brian E. Grzebin 48 1 President, Mortgage Banking Division (hired May 2018) Dana E. Brown 52 3 Executive Vice President, Consumer Services Eric W. Conner 48 13 Executive Vice President and Chief Information Officer M. Theresa Schwartzer 49 16 Executive Vice President and Director of Human Resources Annette D. Szygiel 56 16 Executive Vice President and Chief Experience Officer 20

Commercial Banking Commercial Loan Detail as of 9/30/2019 . 91 lenders, relationship managers and portfolio  managers operating in two divisions established by  geography (serving clients in Pennsylvania, New  Tax‐Exempt Jersey, Delaware and Maryland) 8% • East Penn and New Jersey: Bucks, Montgomery,  Chester, Delaware, Berks, Philadelphia, Lehigh and  Northampton counties in Pennsylvania and Cape May  C&I 24% and Atlantic counties in New Jersey Commercial Real  • Central PA:  Lancaster, York, Cumberland and  Estate Dauphin counties 68% . Average loan size  *includes $360.7 million of • Commercial real estate ‐ $443,000 Residential Real • C&I ‐ $204,000 Estate secured for Business Purposes • Tax‐exempt ‐ $2.4 million . Commercial customer base provides large  opportunity for cross‐sell of cash management  (deposits), wealth management and insurance  products and services ($3.5 Billion; represents 81.6% of total loans) 21

Consumer Banking . 39 financial service centers located in Bucks, Chester, Lancaster, Lehigh, Montgomery,  Northampton and Philadelphia counties in PA and Ocean City, NJ; also operating 14 retirement  centers in Bucks and Montgomery counties . Opened Intercourse location (Lancaster County) in May 2018. . Proactively addressed continued reduction in transactional volume by closing fifteen financial  centers since September 2015; Reinvesting savings to cover our operating footprint . Closed three financial centers (Green Lane, Quakertown and Telford) in April 2018; . Continued evaluation and optimization of retail network; and . Consolidate historical core market and reinvest in expanded footprint and technology. . New financial center staffed by personal bankers, providing consultative services augmented by  technology . Growth strategy focused on obtaining consumer business from commercial customers and their  employee base  22

Mortgage Banking . 28 Home Loan Consultants operating in  Residential Mortgage Originations Southeastern PA  $400,000  $8,000 . Centralized processing, closing and  underwriting  $7,000 . Primarily agency lender: FNMA,  FHLMC, FHA, VA and USDA  $300,000 . FNMA and FHLMC eligible loans sold   $6,000 000) servicing retained   ($'s . Received approval as a GNMA issuer in 2018   (000)  $200,000  $5,000   Value . FHA, VA and USDA loans currently sold to    correspondents servicing released $'s Asset . Portfolio primarily non‐conforming    $4,000 MSR . $1.0 billion in loans serviced for others   $100,000 as of September 30, 2019  $3,000 . Residential mortgages (includes home  equity loans) on balance sheet of $610   $‐  $2,000 million or 14.3% of total loans as of  2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 September 30, 2019 Agency Correspondent Portfolio MSR Asset Chart data as of and for years ended December 31 except 2019 which is as of and for the period ended September 30 23

Univest Capital, Inc. Lease Financing  145,000 10.00% 9.00% . Equipment financing business with   125,000 $141 million in lease receivables as of  8.00% September 30, 2019 7.00%  105,000 − Average lease size $38,000, typically  6.00% with four year term (000)  85,000 5.00%   Yield $'s . Primary industries served: health care,  4.00% education/office, automotive,   65,000 3.00% golf/turf, technology and energy 2.00% . Manage residual risk by primarily using   45,000 1.00% $1 buyout leases (~$817K of residuals   25,000 0.00% as of September 30, 2019) 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Commercial Government Yield Chart data as of and for years ended December 31 except 2019 which is as of and for the period ended September 30 24

# Wealth Management

- Comprehensive wealth management platform including broker / dealer, municipal pension services, registered investment advisor, retirement plan services and trust
- Effective January 1, 2019, the Wealth division was rebranded as Girard (i.e. Girard Advisory Services, LLC, Girard Benefits Group, LLC, Girard Pension Services, LLC, Girard Investment Services, LLC)
- Organic growth supplemented by acquisition
  - Trust powers obtained in 1928
  - Broker / Dealer acquired in 1999
  - Municipal pension operation acquired in 2008
  - Registered investment advisor, Girard Partners, acquired in 2014
- $3.6 billion in assets under management/ supervision at September 30, 2019
- 2019 year-to-date revenue growth of 5.6% (excluding Trust income) compared to the same period in 2018



Assets Under Management
3,600,000
3,000,000
2,400,000
1,800,000
1,200,000
600,000
-
$'s (000)
2010
2011
2012
2013
2014
2015
2016
2017
2018*
2019
RIA & Pension Services
Broker/Dealer
Trust

* Includes impact of Equity Market volatility during the 4th quarter of 2018
Chart data as of December 31 except 2019 which is as of September 30

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Insurance . Independent insurance agency with  Agent Written Premiums more than 60 carrier relationships  180,000 . Full service agency providing   150,000 commercial and personal lines,  employee benefits and HR consulting  solutions  120,000 . Built via a series of eight acquisitions  (000)    90,000 beginning in 2000. Last acquisition was  $'s Sterner Insurance in 2014, provided  presence in Lehigh Valley  60,000 . Agent for written premiums of $180  million as of September 30, 2019  30,000 . 2019 year‐to‐date revenue growth of   ‐ 5.5% compared to the same period in  2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2018 (3.3% excluding contingent  Commercial Personal Employee Benefits income) Chart data as of December 31 except 2019 which is as of September 30 26

APPENDIX (Non‐GAAP Reconciliations)

# Appendix – Non-GAAP Reconciliations

This presentation includes financial information determined by methods other than in accordance with U.S. generally accepted accounting principles ("GAAP"). The management of Univest Financial Corporation uses these non-GAAP measures in its analysis of the Corporation's performance. These measures should not be considered a substitute for GAAP basis measures nor should they be viewed as a substitute for operating results determined in accordance with GAAP. Management believes the presentation of the non-GAAP financial measures, which exclude the impact of the specified items, provides useful supplemental information that is essential to a proper understanding of the financial results of the Corporation. See below tables for additional information.

| $s in thousands | Q1 2017 | Q2 2017 | Q3 2017 | Q4 2017 | Q1 2018 | Q2 2018 | Q3 2018 | Q4 2018 | Q1 2019 | Q2 2019 | Q3 2019 |
|---|---|---|---|---|---|---|---|---|---|---|---|
| **1. Core Net Income Allocated to Common Shares** | | | | | | | | | | | |
| Net income allocated to common shares | $10,743 | $11,657 | $11,100 | $10,182 | $12,752 | $4,325 | $14,878 | $18,272 | $16,012 | $16,408 | $17,604 |
| Less: BOLI Death Benefits allocated to common shares | - | 879 | - | - | - | 441 | - | - | - | - | - |
| Plus: Restructuring Charges allocated to common shares | - | - | - | - | 446 | - | - | - | - | - | - |
| Plus: Borrower Fraud Related Charge-off allocated to common shares | - | - | - | - | - | 9,949 | - | (1,430) | - | - | - |
| Plus: Deferred Tax Asset Revaluation allocated to common shares | - | - | - | 1,039 | - | - | - | - | - | - | - |
| Less: FDIC Small Bank Assessment Credit | - | - | - | - | - | - | - | - | - | - | 778 |
| Core Net Income allocated to common shares | $10,743 | $10,777 | $11,100 | $11,220 | $13,199 | $13,832 | $14,878 | $16,842 | $16,012 | $16,408 | $16,826 |
| **2. Tangible Common Equity** | | | | | | | | | | | |
| Shareholders' Equity | $511,880 | $521,306 | $528,798 | $603,374 | $606,719 | $605,294 | $614,242 | $624,133 | $637,606 | $651,670 | $664,299 |
| Less: Goodwill | 172,559 | 172,559 | 172,559 | 172,559 | 172,559 | 172,559 | 172,559 | 172,559 | 172,559 | 172,559 | 172,559 |
| Less: Other Intangibles(1) | 9,421 | 8,687 | 8,011 | 7,336 | 6,741 | 6,159 | 5,690 | 5,222 | 4,805 | 4,396 | 4,026 |
| Tangible Common Equity | $329,900 | $340,060 | $348,228 | $423,479 | $427,419 | $426,576 | $435,993 | $446,352 | $460,242 | $474,715 | $487,714 |
| **3. Core Net Income** | | | | | | | | | | | |
| Net Income | $10,856 | $11,778 | $11,196 | $10,264 | $12,850 | $4,357 | $14,964 | $18,372 | $16,079 | $16,468 | $17,662 |
| Less: BOLI Death Benefits | - | 889 | - | - | - | 446 | - | - | - | - | - |
| Plus: Restructuring Charges | - | - | - | - | 451 | - | - | - | - | - | - |
| Plus: Borrower Fraud Related Charge-off | - | - | - | - | - | 10,057 | - | (1,446) | - | - | - |
| Plus: Deferred Tax Asset Revaluation | - | - | - | 1,050 | - | - | - | - | - | - | - |
| Less: FDIC Small Bank Assessment Credit | - | - | - | - | - | - | - | - | - | - | 781 |
| Core Net Income | $10,856 | $10,889 | $11,196 | $11,314 | $13,301 | $13,968 | $14,964 | $16,926 | $16,079 | $16,468 | $16,881 |
| **4. Average Tangible Common Equity** | | | | | | | | | | | |
| Average Shareholders' Equity | $509,054 | $517,697 | $527,032 | $554,071 | $605,973 | $611,667 | $611,803 | $619,204 | $631,574 | $645,538 | $659,523 |
| Less: Average Goodwill | 172,559 | 172,559 | 172,559 | 172,559 | 172,559 | 172,559 | 172,559 | 172,559 | 172,559 | 172,559 | 172,559 |
| Less: Average Other Intangibles(1) | 9,821 | 9,080 | 8,379 | 7,700 | 7,064 | 6,468 | 5,947 | 5,473 | 5,031 | 4,615 | 4,234 |
| Average Tangible Common Equity | $326,674 | $336,058 | $346,094 | $373,812 | $426,350 | $432,640 | $433,297 | $441,172 | $453,984 | $468,364 | $482,730 |

(1) Amount does not include servicing rights

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# Appendix – Non-GAAP Reconciliations

$s in thousands

**5. Core Net Interest Income**

| | Q1 2017 | Q2 2017 | Q3 2017 | Q4 2017 | Q1 2018 | Q2 2018 | Q3 2018 | Q4 2018 | Q1 2019 | Q2 2019 | Q3 2019 |
|---|---|---|---|---|---|---|---|---|---|---|---|
| Net Interest Income | $34,283 | $35,300 | $36,888 | $36,705 | $37,272 | $38,990 | $40,423 | $41,376 | $41,523 | $42,635 | $42,645 |
| Less: Purchase Accounting Net Interest Income | 764 | 743 | 1,064 | 449 | 146 | 349 | 343 | 199 | 60 | 186 | 65 |
| Core Net Interest Income | $33,518 | $34,557 | $35,823 | $36,256 | $37,126 | $38,642 | $40,079 | $41,176 | $41,463 | $42,449 | $42,580 |

**6. Core Noninterest Expense & Core Noninterest Expense, excluding PA shares tax**

| | Q1 2017 | Q2 2017 | Q3 2017 | Q4 2017 | Q1 2018 | Q2 2018 | Q3 2018 | Q4 2018 | Q1 2019 | Q2 2019 | Q3 2019 |
|---|---|---|---|---|---|---|---|---|---|---|---|
| Noninterest expense | $32,029 | $32,549 | $32,695 | $33,440 | $35,126 | $34,347 | $34,370 | $33,397 | $35,557 | $36,778 | $36,270 |
| Less: Acquisition and Integration costs | - | - | - | - | - | - | - | - | - | - | - |
| Less: Restructuring costs | - | - | - | - | 571 | - | - | - | - | - | - |
| Plus: FDIC Small Bank Assessment Credit | - | - | - | - | - | - | - | - | - | - | 988 |
| Core Noninterest Expense | 32,029 | 32,549 | 32,695 | 33,440 | 34,555 | 34,347 | 34,370 | 33,397 | 35,557 | 36,778 | 38,246 |
| Less: Bank Capital Stock Tax Expense | 934 | 911 | 902 | 897 | 984 | 991 | 991 | 891 | 986 | 958 | 975 |
| Core Noninterest Expense, excluding PA shares tax | $31,096 | $31,638 | $31,793 | $32,542 | $33,570 | $33,356 | $33,379 | $32,506 | $34,571 | $35,820 | $37,271 |

**7. Tax Equivalent Revenue**

| | Q1 2017 | Q2 2017 | Q3 2017 | Q4 2017 | Q1 2018 | Q2 2018 | Q3 2018 | Q4 2018 | Q1 2019 | Q2 2019 | Q3 2019 |
|---|---|---|---|---|---|---|---|---|---|---|---|
| Total Revenue | $49,253 | $51,309 | $50,996 | $50,857 | $52,854 | $54,305 | $55,284 | $55,793 | $57,820 | $58,990 | $59,244 |
| Plus: Tax Equivalent Adjustment | 1,052 | 1,276 | 1,031 | 1,071 | 847 | 989 | 887 | 768 | 905 | 851 | 838 |
| Tax Equivalent Revenue* | $50,305 | $52,585 | $52,027 | $51,928 | $53,701 | $55,293 | $56,170 | $56,561 | $58,726 | $59,841 | $60,082 |

*Based upon a proforma 21% tax rate for all periods presented.

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